SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): March 18, 1997
                                                 (March 18, 1997)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
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                  State or other jurisdiction of incorporation



        0-19671                                       65-0273162
        -------                                       ----------
Commission File Number                             I.R.S. Employer
                                                  Identification No.


                 12161 Lackland Road, St. Louis, Missouri 63146
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                     Address of Principal Executive Offices


Registrant's telephone number, including area code: (314) 469-3220
                                                    --------------

Item 5.   Other Events.
          -------------
The press release issued by LaserSight Incorporated dated March 18, 1997 is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

      (c) Exhibits
      ------------

      Exhibit 99. Press Release dated  March 18, 1997



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Regis-trant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LaserSight Incorporated



Date:   March 18, 1997           By: /s/ Michael R. Farris
                                         -------------------------
                                         Michael R. Farris
                                         Chief Executive Officer